UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒☒
Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement                                ☐ Confidential, for use of the Commission
☐ Definitive Proxy Statementonly (as permitted by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

METALLINE MINING COMPANY
(Name of Registrant as Specified In Its Charter)

Merlin Bingham, President
(Name of Person(s) Filing Proxy Statement)

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August 25, 2006

To Our Shareholders:

You are cordially invited to a special meeting of Shareholders (the "Meeting") of Metalline Mining Company (the "Company") to be held at the Coeur d’Alene Inn, West 414 Appleway, Coeur d’Alene, Idaho on Monday, September 25, 2006 at 10:00 a.m. local time.

The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

Specifically, the purpose of the Meeting is to amend the Company's Articles of Incorporation to authorize additional shares of the Company's common stock (the "Amendment"). Under Nevada corporate law, the Company must receive affirmative votes from a majority of the shares outstanding to amend the Articles of Incorporation. The Amendment, which was first presented at the Company's annual meeting held on July 7, 2006, also included authorization of preferred stock. Unlike common stock, the authorization of preferred stock is a non-routine voting item for brokers and brokers are not permitted to vote on non-routine items. Without the broker votes, the Company could not meet the votes required under Nevada corporate law to amend the Articles of Incorporation. Therefore, it is necessary to hold another Shareholders meeting to represent this Amendment as a routine voting item. With the broker votes now available, the proposal will pass. We apologize for the inconvenience of another Shareholders meeting and we appreciate the prompt return of your proxy cards.

Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                Sincerely,

                Merlin Bingham, President

METALLINE MINING COMPANY
1330 E. Margaret Avenue
Coeur d’Alene, Idaho 83815

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 25, 2006

August 25, 2006

To the Shareholders of Metalline Mining Company:

A Special Meeting of Shareholders (the "Meeting") of Metalline Mining Company, a Nevada corporation (the "Company"), will be held at the Coeur d’Alene Inn, West 414 Appleway, Coeur d’Alene, Idaho on Monday, September 25, 2006 at 10:00 a.m. local time, for the purpose of considering and voting upon proposals to:

1. Approve an amendment to the Company's Articles of Incorporation authorizing the Company to issue 160,000,000 shares of Common Stock, $0.01 par value.

2.  Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on Monday, August 21, 2006, as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                           BY ORDER OF THE BOARD OF DIRECTORS,

                           Merlin Bingham, President and Chairman of the Board

METALLINE MINING COMPANY
1330 E. Margaret Avenue
Coeur d’Alene, Idaho 83815

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 25, 2006

August 25, 2006

To Our Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Metalline Mining Company (the "Company") of proxies to be used at a Special Meeting of Shareholders (the "Meeting") to be held at the Coeur d’Alene Inn, West 414 Appleway, Coeur d’Alene, Idaho on Monday, September 25, 2006 at 10:00 a.m. local time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Special Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about August 25, 2006.

GENERAL INFORMATION

Solicitation

The enclosed proxy is being solicited by the Company's Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors and officers of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

Holders of shares of Metalline Mining Company common stock (the "Common Stock"), at the close of business on Monday, August 21, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, ________ shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.

1

The presence, in person or by proxy, of holders of one-third of all of the shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

The affirmative vote of a majority of the shares outstanding and entitled to vote on the matter is required to approve Proposal One. As to this proposal, a shareholder may: (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposals.

The proposed corporate action on which the shareholders are being asked to vote is not a corporate action for which shareholders of a Nevada corporation have the right to dissent under the Nevada General Corporation Law.

Voting and Revocability of Proxies

Shares of Common Stock represented by all properly executed proxies received at the Company's transfer agent by Friday, September 22, 2006 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted “FOR” adoption of the amendment to the Articles Incorporation of the Company. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

PROPOSAL ONE
AMENDMENT TO THE ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF
SHARES OF AUTHORIZED COMMON STOCK

The Board of Directors of the Company has approved an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock from 50,000,000 shares to 160,000,000 shares.

2

The amendment to Article 4, Capitalization, of the Articles of Incorporation will read as follows:

No. 4
CAPITALIZATION

The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is 160,000,000 shares of Common Stock, $0.01 par value per share.

Common Stock. The holders of Common Stock shall have and possess all rights as shareholders of the Corporation, including such rights as may be granted elsewhere by these Articles of Incorporation. Dividends on the Common Stock may be declared by the Board of Directors and paid out of any funds legally available therefor at such times and in such amounts as the Board of Directors shall determine.

Background and Discussion of Proposed Amendment

The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to ensure that an adequate supply of authorized unissued shares is available for general corporate needs. With respect to the Company's authorized capital: (i) ____________ shares of Common Stock were outstanding on August 21, 2006; (ii) an additional 5,000,000 shares of authorized Common Stock have been reserved for issuance under the Company’s option plans if the increase in authorized common stock is approved; (iii) approximately 15,657,068 shares of authorized common stock have been reserved for issuance upon exercise of warrants and options. The additional authorized shares of Common Stock may be used for additional options and warrants, for raising additional capital for the operations of the Company or acquiring other businesses, and may also be used for such purposes as future stock dividends or stock splits. There are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock, other than pursuant to the exercise of options or warrants. Such shares would be available for future issuance without further action by the shareholders, unless required by the Company's Articles of Incorporation or Bylaws or by applicable law.

Anti-Takeover Effects. The issuance of additional shares of Common Stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. The increase in authorized shares of Common Stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

Dilutive Effects. The authorization and subsequent issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. The actual effect on the holders of Common Stock cannot be ascertained until the shares of Common Stock are issued in the future. However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

3

Vote Required and Recommendation of Board

Proposal One requires the affirmative vote of a majority of the shares outstanding. The Board of Directors recommends that shareholders vote "FOR" the proposed amendment to the Articles of Incorporation.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company's 2005 Annual Report (as amended) on Form 10-KSB/A No. 1 for the year ended October 31, 2005 and its Form 10-QSB for the quarter ended April 30, 2006.

OTHER MATTERS

Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

BY ORDER OF THE BOARD OF DIRECTORS:

METALLINE MINING COMPANY Merlin Bingham, President
4

PROXY

METALLINE MINING COMPANY
1330 E. Margaret Avenue
Coeur d’Alene, Idaho 83815

SPECIAL MEETING OF SHAREHOLDERS - September 25, 2006
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Metalline Mining Company hereby constitutes and appoints Merlin Bingham or Roger Kolvoord, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of Common Stock and/or standing in the name of the undersigned at the Special Meeting of Shareholders to be held at the Coeur d’Alene Inn, West 414 Appleway, Coeur d’Alene, Idaho on September 25, 2006 at 10:00 AM local time, and at any adjournment or adjournments thereof, upon the following:

Proposal One: Approval of an amendment to the Company's Articles of Incorporation authorizing the Company to issue 160,000,000 shares of Common Stock, $0.01 par value.

For / /                  Against / /              Abstain / /

In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSAL, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSAL LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.

Date: _______________________
                _____________________________________
                Signature(s)

Address if different from that on envelope:

                _____________________________________
                Street Address

                _____________________________________
                City, State and Zip Code
Please check if you intend to be present at the meeting: